Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668

Point Bridge America First ETF
February 18, 2026
Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated October 31, 2025

The Board of Trustees of ETF Series Solutions has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Point Bridge America First ETF (the “Target Fund”), a series of ETF Series Solutions, into the Truth Social America First ETF (the “Acquiring Fund”), a newly created series of Truth Social Funds, with the same investment objective, principal investment strategies and principal risks as the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.
The Reorganization will result in a shift in the management responsibility for the Target Fund. The Target Fund’s investment adviser is Point Bridge Capital, LLC (“Point Bridge”) and the Target Fund’s investment sub-adviser is Vident Asset Management (“Vident”). The Acquiring Fund’s investment adviser will be Yorkville America Equities, LLC, and the investment sub-advisers will be Point Bridge, who will provide day-to-day portfolio management, and Tuttle Capital Management, LLC acting as the trading sub-adviser responsible for trading portfolio securities and broker dealer selection. Vident will not be an investment sub-adviser to the Acquiring Fund.
Other than management responsibility, the primary characteristics of the Target Fund and the Acquiring Fund are the same. The Acquiring Fund’s investment objective, principal investment strategy, and principal risks are the same as the Target Fund.
Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by the Target Fund’s shareholders, the Reorganization is expected to occur in May, 2026.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.